UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2018

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 5, 2018, Broadcom Inc. (“Broadcom”) completed its previously announced acquisition of CA, Inc. (“CA”), pursuant to the terms of the Agreement and Plan of Merger, dated as of July 11, 2018, by and among Broadcom, CA and the other parties named therein.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that Broadcom filed with the Securities and Exchange Commission (“SEC”) on November 5, 2018 regarding the completion of its acquisition of CA to include the historical financial statements of CA required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of CA as of and for the year ended March 31, 2018, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, and unaudited financial statements of CA as of and for the six-month period ended September 30, 2018, are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma financial information for Broadcom, after giving effect to the acquisition of CA and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP

99.1	Audited consolidated financial statements of CA as of March 31, 2018 and for the year ended March 31, 2018 and the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon (incorporated by reference to pages 61 through 98 of CA’s Annual Report on Form 10-K for the year ended March 31, 2018 (SEC File No. 001-09247), filed with the SEC on May 9, 2018)

99.2	Unaudited condensed consolidated financial statements of CA as of September 30, 2018 and for the six-month period ended September 30, 2018 and the notes related thereto (incorporated by reference to pages 2 through 47 of CA’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 (SEC File No. 001-09247), filed with the SEC on November 7, 2018)

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of November 4, 2018 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended November 4, 2018, giving effect to the acquisition of CA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: January 14, 2019	By:	/s/ Thomas H. Krause, Jr.
		Name:	Thomas H. Krause, Jr.
		Title:	Chief Financial Officer